 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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SMITH-MIDLAND CORPORATION
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia 22728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, August 13, 2019

Dear Stockholders:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the “Company”), a Delaware corporation, to be held at Smith-Midland Corporation located at 5119 Catlett Road, Midland, Virginia 22728 on Tuesday, August 13, 2019 at 5:00 p.m. local time. The annual meeting is being held for the following purposes:

1.	To elect five (5) members to the Board of Directors;

2.	To ratify the appointment of the accounting firm BDO USA, LLP as the Company’s Independent Registered Public Accountants for the current year ending December 31, 2019;

3.	To approve an advisory vote on executive compensation for named executive officers;

4.	To approve an advisory vote on the frequency of advisory votes on executive compensation for named executive officers in future years; and

5.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on June 24, 2019 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We hope that all stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting. A prepaid postage envelope has been enclosed for your convenience. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

Rodney I. Smith
Chairman

Midland, Virginia
July 9, 2019

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held on August 13, 2019. Pursuant to Securities and Exchange Commission rules we have elected to utilize the "full set delivery" option of providing paper copies of all of our proxy materials, including a proxy card, to our stockholders, as well as providing access to our proxy materials on a publicly assessable website. The Company's Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2018 are available on our corporate website and may be accessed at www.edocumentview.com/SMID.

SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia  22728

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the “Company”) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, August 13, 2019, at 5:00 p.m. local time at Smith-Midland Corporation located at 5119 Catlett Road, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

These proxy solicitation materials are first being mailed to stockholders of record on or about July 9, 2019, together with the Company’s Annual Report to Stockholders.

This proxy statement, form of proxy and the annual report are available at: http://www.edocumentview.com/SMID

Stockholders of record at the close of business on June 24, 2019 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about the record date, 5,134,492 shares of the Company’s common stock, $.01 par value per share (“Common Stock”), were issued and outstanding. The Company has no other outstanding voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one, three, and four are considered non-routine matters and, therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers.

Abstentions or broker non-votes or failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2019 will be required for approval. An abstention will be counted as a vote against this proposal.

               The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote is required to approve the advisory vote on named executive officer compensation. This vote is advisory and will not be binding on the Company or its Board of Directors. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

               The frequency option (one year, two years or three years) receiving the plurality of the votes cast will be the frequency that has been "approved" by stockholders. Because the vote is advisory, it will not be binding on the Company's Board of Directors. However, the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation. Abstentions and broker non-votes will have no effect on this vote.

An Annual Report, containing the Company’s audited financial statements for the years ended December 31, 2018 and December 31, 2017, is being mailed to all Stockholders entitled to vote.

Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Company's Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. Proxies that are signed and returned but do not include voting instructions shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement, in favor of the proposal to ratify and approve the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2019, in support of the compensation of the named executive officers as presented in this proxy statement, and for a three year frequency on future say-on-pay advisory votes for compensation of the named executive officers.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

Proposal No. 1

ELECTION OF DIRECTORS

Five Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his successor is elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

The Board unanimously recommends that Stockholders vote FOR election of the five nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Director Since	Position
Rodney I. Smith	80	1970	Chairman of the Board of Directors
Ashley B. Smith	57	1994	Chief Executive Officer, President, and Director
Wesley A. Taylor	71	1994	Director
Richard Gerhardt	52	2016	Director
James Russell Bruner	63	2018	Director

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Rodney I. Smith. Chairman of the Board of Directors. Rodney I. Smith co-founded the Company in 1960 and became its President and Chief Executive Officer in 1965. He served as President until 2014 and Chief Executive Officer until May 2018. Mr. Smith currently remains as a part-time employee of the Company. He has served on the Board of Directors and has been its Chairman since 1970.  Mr. Smith is the principal developer and inventor of the Company’s proprietary and patented products. He is the past President of the National Precast Concrete Association. Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986. The Company believes that Mr. Smith’s extensive experience in the precast concrete products industry and his knowledge of the marketplace gives him the qualifications and skills necessary to serve in the capacity as the Chairman of the Board of Directors.

Ashley B. Smith. Chief Executive Officer, President, and Director. Ashley B. Smith has served as Chief Executive Officer of the Company since May 2018, President since 2014 and as a Director since 1994. He was Vice President of the Company from 1990 to 2014. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. He is the immediate past President of the National Precast Concrete Association. Mr. Ashley B. Smith is the son of Mr. Rodney I. Smith. The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience give him the qualifications and skills necessary to serve in the capacity as a director.

Wesley A. Taylor. Director. Wesley A. Taylor has served as a Director since 1994, and previously held the position as Vice President of Administration from 1989 to 2017. Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University. The Company believes that Mr. Taylor’s education, business experience and his extensive experience in the precast concrete industry gives him the qualifications and skills necessary to serve in the capacity as a director.

Richard Gerhardt. Director. Mr. Gerhardt has served as a Director of the Company since 2016. He is currently serving his first term as a Fauquier County, Virginia Supervisor for the Cedar Run Magisterial District. Mr. Gerhardt served in an escalating succession of positions for three global shipping and logistic companies: DHL Global Mail, ESI Global Logistic and MSI Worldwide. His eight years as President, Chief Operating Officer, and Shareholder of MSI Worldwide culminated in its acquisition by Belgian Post. Mr. Gerhardt presently serves on the boards of Path Foundation (formally Fauquier Health Foundation), Virginia Gold Cup Association and Fauquier Free Clinic. Mr. Gerhardt holds a Bachelor of Arts in Business Administration with a minor in Economics from Washington College in Chestertown, MD. The Company believes that Mr. Gerhardt's experience in business operations, management, strategic planning and leadership provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

James Russell Bruner. Director. Mr. Bruner has served as a Director of the Company since December 2018. Mr. Bruner has served as Chairman of Maersk Line, Limited (“Maersk Line”) since November 2016 and was President and Chief Executive Officer of Maersk Line from January 2014 to November 2017. Maersk Line owns and operates a fleet of container and tanker ships that are under the flag of the United States. These ships support military, government and humanitarian missions through the transportation of United States government cargo on an international basis. Through its subsidiaries, Maersk Line owns and/or operates ships designed to carry wheeled cargo and a fleet of tankers and maritime support vessels. Maersk Line operates as a subsidiary of A.P. Moller-Maersk A/S, an integrated transport and logistics company headquartered in Copenhagen, Denmark. Mr. Bruner attended Bridgewater College in Virginia. He is a graduate of the University of Michigan Executive Program and Harvard Business School's Advanced Management Program. The Company believes that Mr. Bruner's current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Director Independence

Currently Richard Gerhardt and James Russell Bruner are the only independent directors of the Company as determined under the NASDAQ Marketplace Rules. The other Directors are not considered independent in view of their positions as current or recent executive officers of the Company.

Meetings of the Board of Directors

The Board of Directors met formally three times during 2018 and met informally on a number of occasions, voting on corporate actions, in some cases, by written consent. All of the Company’s current directors attended all of the meetings of the Board of Directors in person and the respective committees of which he is a member, except for Richard Gerhardt who missed one meeting of the Board of Directors during 2018.

With the exception of Rodney I. Smith and Ashley B. Smith, who are father and son, respectively, no Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company’s other Directors or executive officers. There are no related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

Nominating Committee

The Company does not have a standing Nominating Committee at the current time. The Company believes that a standing Nominating Committee is not necessary or cost efficient for a company its size.  All directors participate in the consideration of director nominees. The Company does not have a formal Nominating Committee Charter. While the Board of Directors has received a small number of stockholder recommendations for consideration of director candidates, it has not received a sufficient amount to warrant the adoption of a formal policy in that regard, although it may consider doing so in the future. It is the Board’s intent to consider any stockholder nominees that may be put forth. The Board has not identified any specific minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time.

In selecting nominees for the Board, the Company considers the diversity of each candidate in regards to the anticipated needs of the Company as a whole so as to leverage the experience and education of each director in achieving the goals of the Company.

 Compensation Committee

The Company created a Compensation Committee in August 2018. The Compensation Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investor Relations/Governance/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Compensation Committee reviews and assesses the adequacy of its charter annually. The Compensation Committee held one meeting during the fiscal year ended December 31, 2018.

As of the fiscal year ended December 31, 2018 and as of the record date, the members of the Compensation Committee consisted of Richard Gerhardt and James Russell Bruner. Each member of the Compensation Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of compensation committee members by NASDAQ Marketplace and applicable SEC rules.

The Compensation Committee assists the Board in determining the compensation of the Company’s executive officers, board advisers and directors of the Company, including but not limited to, the grant of restricted stock pursuant to the 2016 Stock Incentive Plan or other plan that may be established. The Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

●
approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objects and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;
●
reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);
●
evaluating the level and form of compensation for Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
●
advising the Board on compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;
●
approving the amount of and vesting of equity awards;
●
evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
●
reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our proxy statement and recommending that such disclosures be included in our annual report on Form 10-K and proxy statement.

The Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Neither member of the Compensation Committee is or was at any time an officer or employee of the Company or has or had at any time any relationship with the Company that requires disclosure under Item 404 of Regulation S-K.

Audit Committee

               The Company created an Audit Committee in August 2018. The Audit Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investor Relations/Governance/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728.

               As of the fiscal year ended December 31, 2018 and as of the record date, the members of the Audit Committee consisted of Richard Gerhardt and James Russell Bruner. Each member of the Audit Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of audit committee members by NASDAQ Marketplace and applicable SEC rules. The Board has determined that Mr. Bruner is an “audit committee financial expert,” within the meaning of applicable SEC rules based upon his education, which includes a degree from the University of Michigan Executive Program and Harvard Business School’s Advanced Management Program, and business-related experience.

               The formal report of the Audit Committee is included in this proxy statement.

The Audit Committee oversees all accounting and financial reporting processes and the audit of the Company’s financial statements. The Audit Committee is responsible for overseeing the quality and integrity of the Company’s financial statements and the qualifications, independence, selection and performance of the Company’s independent registered public accounting firm.

The Audit Committee has recommended that the audited financial statements for fiscal year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for the fiscal year then ended.

Leadership Structure

Currently, the Company separates the roles of Chairman of the Board and Chief Executive Officer. Rodney I. Smith, is Chairman of the Board, and currently is employed by the Company. The Company believes that Mr. Rodney I. Smith's history with the Company, as co-founder and former executive officer, makes him an appropriate person to provide Chairman oversight.

Risk Oversight

It is the responsibility of the Board to oversee the assets of the Company and to ensure that appropriate controls are in place to minimize risks associated with such assets. While the Board is tasked with the responsibility to detect potential high level risks, management is tasked with managing risk on a daily basis. Where possible, management, in conjunction with the Board, has defined high level risk controls to help mitigate the most significant risks to the Company.

Code of Ethics

Our Board of Directors has adopted a Professional Code of Ethics as well as a Finance Code of Professional Conduct. The Professional Code of Ethics covers all employees of the Company and describes the policies and procedures for their ethical conduct. The Finance Code of Professional Conduct covers conduct in the practice of financial management and specifically relates to the Chief Executive Officer, the Chief Financial Officer, Accounting Manager and other associates of the finance organization.

Communications Between Stockholders and the Board of Directors

Stockholders and other interested parties wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the stockholder or, if no individual director is identified, to all members of the Board of Directors.

Director Attendance at Annual Meeting

The Company has not in the past required members of the Board of Directors to attend each annual meeting of the stockholders because the formal meetings have been attended by very few stockholders, and have generally been brief and procedural in nature. All of the Company’s current directors attended the 2018 Annual Meeting of stockholders. The Board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

Director Compensation

All Directors, whether employee or non-employee, receive $1,000 per meeting attended as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties. For the twelve months ended December 31, 2018, total cash payments made to all Directors were $15,000. The compensation for all directors who are not named executive officers is:

Director Compensation Table for 2018

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation	Non- Qualified Deferred Compen- sation Earnings	All Other Compen-sation	Total ($)
Wesley A. Taylor	3,000	—	—	—	—	—	3,000
G.E. "Nick" Borst (retired)	3,000	—	—	—	—	—	3,000
Richard Gerhardt	2,000	—	—	—	—	—	2,000
James Russell Bruner	1,000	—	—	—	—	—	1,000

Executive Officers

The executive officers, including the Chairman of the Board who continues to provide services to the Company as an employee, of the Company are:

		Director or Executive
Name	Age	Officer Since	Position
Rodney I. Smith	80	1970	Chairman of the Board of Directors

Ashley B. Smith	57	1994	Chief Executive Officer, President, and Director

Adam J. Krick	34	2018	Chief Financial Officer, Secretary, and Treasurer

Adam J. Krick.   Chief Financial Officer. Mr. Krick has served as Chief Financial Officer of the Company since January 2018. Prior to becoming the Chief Financial Officer, Mr. Krick served as the Accounting Manager for the Company since 2014. Prior to joining the Company, Mr. Krick worked in public accounting focusing on tax and business consulting. Mr. Krick is a Certified Public Accountant and holds a Bachelor of Business Administration degree in Accounting from James Madison University.

For the biographies of Messrs. Rodney I. Smith and Ashley B. Smith please see “Proposal No. 1—Election of Directors”.

Proposal No. 2

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF BDO USA, LLP
AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING
December 31, 2019

The Company has selected BDO USA, LLP to serve as its independent registered public accounting firm for the year ending December 31, 2019.

The Board unanimously recommends that Stockholders vote FOR the ratification of the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2019.

AUDIT COMMITTEE REPORT

                The Company created an Audit Committee in August 2018. The following is the report of the Audit Committee of the Board of Directors of the Company.

 The Audit Committee, is responsible for overseeing the integrity of the Company’s financial statements, the qualifications, independence, selection and compensation of the Company’s registered independent public accounting firm, and the internal control functions as they relate to the the preparation of the financial statements.

               Among other things, the Audit Committee reviews and discusses with management and with the Company’s independent registered public accounting firm the results of the Company’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended December 31, 2018.

               The Audit Committee acts pursuant to a written charter. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held two meetings during the fiscal year ended December 31, 2018.

               All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable NASDAQ Marketplace Rules. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them.

Management is responsible for the preparation, presentation and correctness of the Company’s financial statements, internal controls over financial reporting and procedures designed to assure compliance with generally accepted accounting procedures. The Company’s independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP, the Company’s audited financial statements as of and for the year ended December 31, 2018. The Audit Committee also discussed with BDO USA, LLP the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP its independence. The Audit Committee has also discussed the compatibility of the provision of non-audit services with the independent auditor’s independence.

Management has also represented to the Audit Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP the scope and results of their respective assessments of the Company’s internal control over financial reporting. The Audit Committee met at least once each quarter since its creation with BDO USA, LLP and management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings press releases. The Audit Committee also intends to meet separately with BDO USA, LLP without the members of management present on at least an annual basis.

Based on the review and discussions described in this report, the Audit Committee recommended that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

The Audit Committee:
Richard Gerhardt
James Russell Bruner

AUDIT AND RELATED FEES

The aggregate fees billed for each of the two most recent fiscal years for professional services rendered by BDO USA, LLP, the principal accountant for the audit of the Company, for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other audited-related fees are shown in the table below.

Audit Fees. Fees charged as audit fees are for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees are for professional services rendered by BDO USA, LLP for tax compliance, tax advice, and tax planning.

Audit-Related Fees. Fees paid to BDO USA, LLP for the audit of the Company's 401(k) benefit plan.

The Company has a separate standing Audit Committee. All members of the Audit Committee are considered to be independent when using the definition of the NASDAQ Marketplace Rules.

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by BDO USA, LLP to ensure that the work does not compromise their independence in performing their audit services. The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable. In some cases, pre-approval may be provided for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules.

	2018	2017
Audit Fees	$168	$186
Tax Fees	54	52
Audit-Related Fees	10	10
Total Fees	$232	$248

Proposal No. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, the Board of Directors is providing the stockholders of the Company with an advisory vote to approve the officer compensation of its named executive officers. This advisory vote is commonly known as stockholder "say-on-pay". The Company and its Board of Directors hopes that each stockholder will take advantage of this opportunity to make their opinion known.

Please review the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC rules. We believe the salaries and other compensation of the named executive officers are reasonable and necessary to attract and maintain competent personnel to manage the Company in a responsible and profitable manner.

We are asking our stockholders to indicate their support for the compensation of the named executive officers as described in this proxy statement with a vote "For" the following resolution:

"Resolved, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our proxy statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC."

While this vote is non-binding, our Board of Directors and the Compensation Committee, which is comprised of independent directors, will give the results of this vote careful consideration when setting policy and making decisions regarding the salaries and other compensation arrangements for the named executive officers of the Company.

Proposal No. 4

FREQUENCY OF ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Board of Directors, pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934, is providing the stockholders of the Company an advisory vote on the frequency of say-on-pay votes for the named executive officers of the Company. This advisory vote allows the stockholders to decide how often they would prefer to vote on the say-on-pay provisions as described above. The choice of votes for this proposal will be one, two, three years or abstention from voting.

The Board of Directors has closely reviewed the voting options available and has come to the conclusion that the advisory vote on this proposal would best be held every third year. As this vote is advisory in nature, the Board of Directors will carefully weigh the outcome of the vote when making its final decision as to how often to establish the voting policy.

We are asking our stockholders to vote For a "Three Year" frequency on future say-on-pay advisory votes for compensation of the named executive officers of the Company.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of June 24, 2019, certain information concerning ownership of the Company’s Common Stock by (i) each person known by the Company, based solely on filings with the Securities and Exchange Commission, to own of record or be the beneficial owner of more than five percent (5%) of the Company’s Common Stock, (ii) named executive officers and Directors, and (iii) all Directors, and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Class
Rodney I. Smith (1)(3)(4)(5)	684,798	13.3%

Ashley B. Smith (1)(3)(4)(6)	173,042	3.4%

Wesley A. Taylor (1)(7)	28,667	*

Richard Gerhardt (8)(9)	2,000	*

James Russell Bruner	—	—

Adam J. Krick (1)(10)	3,390	*

ARS Investment Partners LLC (11)	391,206	7.6%

Thompson Davis & Co., Inc. (12)	525,033	10.2%

Wax Asset Management, LLC (13)	538,490	10.5%

All directors and executive officers as a group (6 persons)(14)	891,897	17.4%

(1) The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, Wesley A. Taylor, and Adam J. Krick is c/o Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Ashley B. Smith is the son of Rodney I. Smith. Each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership of the other’s shares of Common Stock.

(4) Does not include aggregate of 80,513 shares of Common Stock held by Matthew Smith and Roderick Smith. Matthew Smith and Roderick Smith are sons of Rodney I. Smith, and brothers of Ashley B. Smith. Also, does not include shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley B. Smith, for which each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership.

(5) Does not include 2,500 shares of Common Stock held by Hazel Bohling, former wife of Rodney I. Smith, and mother of Mr. Smith’s children. Mr. Smith disclaims beneficial ownership of the shares held by Hazel Bohling. Includes 14,000 unvested restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan.

(6) Includes 10,667 unvested restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan.

(7) Includes 5,667 unvested restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan.

(8) Includes 667 unvested restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan.

(9) Address of holder is 8305 Old Dumfries Road, Catlett, VA 20119.

(10) Includes 167 unvested restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan.

(11) Address of holder is 500 Fifth Avenue, Ste 1440, New York, NY 10110.

(12) Address of holder is 15 S. 5th Street, Richmond, VA 23219.

(13) Address of holder is 44 Cherry Lane, Madison, CT 06443.

(14) Includes 31,168 unvested restricted shares for all directors and executive officers as a group.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2018 regarding the Company's equity compensation plans:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	—	—	—
Equity compensation plans not approved by security holders	—	—	226,500
Total	—	—	226,500

(1) The Equity Incentive Plan has a balance of 226,500 shares of stock unissued and available for award at December 31, 2018.

On October 13, 2016 the Company's Board of Directors adopted the 2016 Equity Incentive Plan (the "Equity Incentive Plan"). Employees, directors and consultants of the Company are eligible to participate in the Equity Incentive Plan. The Equity Incentive Plan is administered by the Compensation Committee of the Board of Directors or the full Board during such times as no committee is appointed by the Board or during such times as the Board is acting in lieu of the committee (the "Committee"). The Equity Incentive Plan provides for the grant of equity-based compensation in the form of restricted stock, restricted stock units, performance shares, performance cash and other share-based awards. The Committee has the authority to determine the type of award, as well as the amount, terms and conditions of each award, under the Equity Incentive Plan subject to the limitations and other provisions of the Equity Incentive Plan. An aggregate of 400,000 shares of Common Stock, par value $.01 per share, were authorized for issuance under the Equity Incentive Plan, subject to adjustment for stock splits, dividends, distributions, recapitalizations and other similar transactions or events, of which amount 226,500 remains available for issuance. If any shares subject to an award are forfeited, expire, or otherwise terminate without issuance of such shares, such shares shall, to the extent of such forfeiture, expiration, or termination, again be available for issuance under the Equity Incentive Plan.

Compensation of Executive Officers

The following table sets forth the compensation paid by the Company for services rendered for 2018 and 2017 to the principal executive officer and the Company’s two most highly compensated executive officers other than the principal executive officer (the “named executive officers”) as of the end of 2018:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Rodney I. Smith	2018	123,247	60,350	—	102,000	285,597
Chief Executive Officer and Chairman of the Board (3)(4)	2017	116,774	64,230	228,900	102,000	511,904

Ashley B. Smith	2018	188,823	119,006	—	3,000	310,829
President and Chief Executive Officer (4)(5)	2017	201,994	59,808	—	3,000	264,802

Adam J. Krick	2018	134,437	20,350	17,225	3,000	175,012
Chief Financial Officer (6)

(1) Represents salaries paid in 2018 and 2017 for services provided by each named executive officer serving in the capacity listed.

(2) Represents amounts paid for annual performance-based bonus related to operations for the prior year.

(3) Mr. Rodney I. Smith was paid $99,000 in each of 2018 and 2017, which is included in the column titled “All Other Compensation”, for royalty payments due under his employment contract with the Company, which is more fully described in the following section titled “Employment Contracts and Termination of Employment and Change in Control Arrangements”. In addition, Mr. Rodney I. Smith received director’s compensation in the amount of $3,000 for the years 2018 and 2017. Includes, under Stock Awards, 42,000 restricted shares granted to Mr. Smith in January 2017, vesting ratably, on an annual basis, over a three year vesting period. The value of the common stock shares at the grant date was $228,900.

(4) Mr. Ashley B. Smith replaced Rodney I. Smith as Chief Executive Officer in May 2018.

(5) Mr. Ashley B. Smith received director’s compensation in the amount of $3,000 for each of the years 2018 and 2017.

(6) Includes 2,500 restricted shares granted in January 2018 pursuant to the Company's 2016 Equity Incentive Plan, which shares vested in full immediately on the grant date. The value of the common stock shares at the grant date was $17,225. Mr. Krick received advisory director's compensation in the amount of $3,000 for the year 2018, as shown in "All Other Compensation".

Outstanding Equity Awards at Fiscal Year-End

 The following table sets forth information for the named executive officers regarding any common share purchase options, stock awards or equity incentive plan awards that were outstanding as of December 31, 2018.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Rodney I. Smith	—	—	—	—	28,000	152,600	—	—
Ashley B. Smith	—	—	—	—	10,667	52,800	—	—
Adam J. Krick	—	—	—	—	167	825	—	—
TOTAL	—	—			38,834	206,225	—	—

(1) Restricted shares granted vest, ratably, on an annual basis, over three years from the date of grant.

Employment Contracts and Termination of Employment and Change in Control Arrangements.

The Company entered into an Employment Agreement with Rodney I. Smith, its current Chairman of the Board, effective as of September 30, 2002. The agreement provides for an annual base salary of $99,000 (“Base Salary”), which will be reviewed at least annually and adjusted from time to time at the determination of the Board of Directors. It also provides for an annual royalty fee of $99,000 payable as consideration for Mr. Smith’s assignment to the Company of all of his rights, title and interest in and to the Patents (as defined in the agreement). Payment of the royalty continues only for as long as the Company is using the inventions underlying the Patents. Mr. Smith is also entitled to a performance-based bonus as determined by the Board each calendar year.

Mr. Smith’s employment agreement provides further that if Mr. Smith (i) voluntarily leaves the employ of the Company within six months of his becoming aware of a Change of Control (as defined in the agreement) of the Company, then he shall be entitled to receive a lump sum amount equal to three times the five-year average of his combined total annual compensation, which includes the Base Salary and bonus, less one dollar ($1.00), and certain other unpaid accrued amounts as of the date of his termination, or (ii) is terminated by the Company without Cause (as defined in the agreement) or leaves the Company with Good Reason (as defined in the agreement), Mr. Smith shall be entitled to a lump sum payment equal to three times the combined Base Salary and bonus paid during the immediately preceding calendar year, and such other unpaid accrued amounts. In any of such cases, the Company will provide Mr. Smith with certain Company fringe benefits for two years, subject to certain conditions as provided for in the agreement, and all of Mr. Smith’s unvested options to purchase Company stock shall become fully vested and exercisable on the date of termination. Mr. Smith will be entitled to exercise all such options for three years from the date of termination. The Company will have no further obligations to Mr. Smith, other than with respect to the payment of royalties.

In the event Mr. Smith’s employment by the Company is terminated as a result of Mr. Smith’s (i) death, his estate shall be entitled to a lump sum payment of one times the combined Base Salary and bonus, and certain other accrued and unpaid amounts, or (ii) disability, Mr. Smith shall be entitled to Base Salary and bonus for a period of one year commencing with the date of termination, and all other unpaid accrued amounts.

The employment agreement also contains non-competition and non-solicitation covenants for one year following Mr. Smith’s termination of employment for any reason.

Mr. Smith is currently being compensated in accordance with the employment agreement.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended, requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission and any national securities exchange on which the Company’s securities are registered.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all reports required by Section 16(a) were filed on time during 2018, except that James Russell Bruner filed his Form 3 Initial Statement of Beneficial Onwership of Securities one day after it was due.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP acted as our independent registered public accounting firm for the fiscal year ended December 31, 2018.  A representative of BDO USA, LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

VOTING AT MEETING

The Board of Directors has fixed June 24, 2019 as the record date for the determination of Stockholders entitled to vote at this Annual Meeting. On or about that date, 5,134,492 shares of Common Stock were outstanding and entitled to vote.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Pursuant to SEC Rule 14a-8, in order to be included in proxy material for next year’s annual meeting, Stockholders’ proposed resolutions must be received by the Company no later than March 11, 2020. In addition, the by-laws of the Company require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received earlier than May 16, 2020 or after June 16, 2020, then the notice will be considered untimely and we are not required to present such proposal at the Annual Meeting to be held in 2020. If the Board of Directors chooses to present a proposal submitted after June 15, 2020 at next year’s Annual Meeting, then the persons named in proxies solicited by the Board of Directors for such Annual Meeting may exercise discretionary voting power with respect to such proposal.

HOUSEHOLDING OF PROXY MATERIAL

Some banks, brokers and other nominee record holders may have been sent to multiple stockholders in your household. If you would like to obtain another copy of the proxy statement, proxy card or annual report to stockholders, please contact by mail Secretary, Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728. If you want to receive separate copies of our proxy statements, proxy card and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

ANNUAL REPORT ON FORM 10-K

An Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2018, containing financial and other information about the Company, is being mailed to all stockholders of record as of the Record Date, at the Company's cost.

MISCELLANEOUS

The management does not know of any other matter that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors:

/s/ Rodney I. Smith

Rodney I. Smith
Chairman of the Board of Directors
Midland, Virginia

July 9, 2019

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

**SMITH-MIDLAND** EXCELLENCE IN PRECAST CONCRETE

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## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on August 13, 2019.**

**Online**
Go to **www.envisionreports.com/SMID** or scan the QR code – login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SMID**

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3, and the selection of 3 YEARS on Proposal 4.**

1. Election of Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Rodney I. Smith | ☐ | ☐ |
| 02 - Ashley B. Smith | ☐ | ☐ |
| 03 - Wesley A. Taylor | ☐ | ☐ |
| 04 - James Russell Bruner | ☐ | ☐ |
| 05 - Richard Gerhardt | ☐ | ☐ |

| Proposal | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| 4. Advisory vote on the frequency of advisory votes on compensation of our named executive officers. | ☐ | ☐ | ☐ | ☐ |

5. In their discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.

**B Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below**

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) – Please print date below. | Signature 1 – Please keep signature within the box. | Signature 2 – Please keep signature within the box. |
|---|---|---|
| / / | | |

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**Small steps make an impact.**

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SMID

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — SMITH-MIDLAND CORPORATION

## PROXY FOR ANNUAL MEETING

### TO BE HELD ON TUESDAY, AUGUST 13, 2019
### THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ashley B. Smith and Adam J. Krick, or either of them, as attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at Smith-Midland Corporation, 5119 Catlett Rd., Midland, VA 22728, on Tuesday, August 13, 2019 at 5:00 PM Eastern Time, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Ashley B. Smith and Adam J. Krick to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

**If no direction is made, this Proxy will be voted FOR election of Directors and FOR Proposals 2 and 3, and the selection of 3 YEARS on Proposal 4.**

Please mark, date, sign and return the proxy card promptly using the enclosed envelope.

**C Non-Voting Items**

**Change of Address** — Please print new address below.

**Meeting Attendance**
Mark box to the right if you plan to attend the Annual Meeting. ☐